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EXHIBIT 10.8

AMENDMENT TO
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        This Amendment to the Amended and Restated Stockholders Agreement (the "Amendment") is entered into and effective as of March 1, 2001, by and among Hispanic Broadcasting Corporation (formerly known as Heftel Broadcasting Corporation, the "Company") and each of the stockholders listed on the signature pages hereto, and each other holder of record of Common Stock (as defined in the Agreement, as hereinafter defined). The stockholders listed on the signature pages hereto are hereinafter individually referred to as a "Stockholder" and collectively as the "Stockholders". Capitalized terms used in this Amendment shall have the same meaning as corresponding capitalized terms in the Agreement.

RECITALS:

        A.    The Company and each of the Stockholders entered into that certain Amended and Restated Stockholders Agreement dated as of December 1, 1998 (the "Agreement").

        B.    Under the Agreement, the parties agreed, among other things, that a Transfer in a Margin Call of Common Stock owned by any Tichenor Stockholder in an amount of up to 25% of the number of shares of Common Stock owned by such Tichenor Stockholder as of the effective time of the Merger would not be subject to the provisions of Sections 2.3 and 2.4 of the Agreement.

        C.    The parties hereto now desire to amend the Agreement to increase the amount of Common Stock which a Tichenor Stockholder may transfer in a Margin Call and not be subject to the provisions of Section 2.3 and 2.4 of the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT:

        1.    Section 4.1(a) of the Agreement shall be amended to read in its entirety as follows:

          "(a) A Transfer in a Margin Call of Common Stock owned by any Tichenor Stockholder in an amount of up to 50% of the number of shares of Common Stock owned by such Tichenor Stockholder as of the effective time of the Merger (as set forth on the signature pages here (which number reflects the Company's one for one stock dividend as of December 1, 1997), and as adjusted for any stock splits, stock dividends payable in Common Stock or securities exercisable or exchangeable for Common Stock, or reverse stock splits)."

        2.    This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

        3.    Except as expressly modified by the terms and provisions hereof, each and every term and provision of the Agreement are hereby ratified and shall remain in full force and effect and each of the parties hereto covenants to observe, comply with and perform each of the terms and provisions of the Agreement as modified hereby; provided, however, that any reference to the Agreement shall be deemed, from and after the date hereof, to refer to the Agreement as modified hereby.

        4.    This Agreement may be executed in two or more counterparts, and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same Agreement of the parties hereto.

        Executed as of the date first written above.

HISPANIC BROADCASTING CORPORATION
By:	/s/ MCHENRY T. TICHENOR, JR.
Name:	McHenry T. Tichenor, Jr.
Title:	Chief Executive Officer
CLEAR CHANNEL COMMUNICATIONS, INC.
By:	/s/ RANDALL MAYS
Name:	Randall Mays
Title:	Chief Financial Officer
CLEAR CHANNEL RADIO, INC.
By:	/s/ RANDALL MAYS
Name:	Randall Mays
Title:	Chief Financial Officer
McHenry T. Tichenor, Jr.
By:	/s/ MCHENRY T. TICHENOR, JR.
Name:	McHenry T. Tichenor, Jr.
Title:

McHenry T. Tichenor, Sr.
By:	/s/ MCHENRY T. TICHENOR, SR.
Name:	McHenry T. Tichenor, Jr.
Title:	Director

FIRST NATIONAL BANK OF FORT COLLINS, TRUSTEE OF THE DAVID T. TICHENOR TRUST
By:	/s/ BARBARA L. MENEELY
Name:	Barbara L. Meneely
Title:	Vice President
WARREN W. TICHENOR
By:	/s/ WARREN W. TICHENOR
Name:	Warren W. Tichenor
Title:

WILLIAM E. TICHENOR
By:	/s/ WILLIAM E. TICHENOR
Name:	William E. Tichenor
Title:

JEAN TICHENOR
By:	/s/ JEAN TICHENOR
Name:	Jean Tichenor
Title:

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AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT